UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2012

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Mannatech, Incorporated (“Mannatech”) has entered into an arrangement with Integrated Distribution and Logistics Direct, LLC (doing business as SPExpress) whereby Mannatech will outsource its warehousing and distribution functions to SPExpress. In connection with this arrangement, on July 2, 2012, Mannatech entered into a Services Agreement (the “Services Agreement”) whereby, effective July 7, 2012, SPExpress will provide the space, labor, materials, facilities, equipment and personnel necessary to fulfill Mannatech’s warehousing and distribution needs, including in facilities on both the east and west coasts of the United States, as well as in Texas.  The initial term of the Services Agreement expires March 18, 2018, with automatic one-year period extensions.  Additionally, in connection with the foregoing, on June 29, 2012, Mannatech entered into an Asset Purchase Agreement, which closed on July 7, 2012, whereby it sold certain assets related to the distribution and warehousing functions previously performed by Mannatech to SPExpress for an aggregate purchase price of $331,000.  SPExpress will use such purchased assets to perform its obligations under the Services Agreement.  The foregoing summary of the terms of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Services Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On July 2, 2012, Mannatech and SPExpress also entered into a Sublease (the “Sublease”) whereby, effective July 7, 2012, Mannatech will sublease the majority of the space in the distribution center it leases in Coppell, Texas to SPExpress for the purpose of providing the warehousing and distribution services under the Services Agreement.  The term of the Sublease will expire on March 19, 2018, unless terminated sooner pursuant to the terms thereof.  The foregoing summary of the terms of the Sublease does not purport to be complete and is qualified in its entirety by reference to the Sublease, a copy of which is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1*
Services Agreement by and between Integrated Distribution and Logistics Direct, LLC and Mannatech, Incorporated, dated July 2, 2012. (Portions of this exhibit were omitted pursuant to a confidential treatment request submitted pursuant to Rule 24b-2 of the Exchange Act.)

10.2*
Sublease by and between Integrated Distribution and Logistics Direct, LLC and Mannatech, Incorporated, dated July 2, 2012. (Portions of this exhibit were omitted pursuant to a confidential treatment request submitted pursuant to Rule 24b-2 of the Exchange Act.)

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: July 9, 2012	By:	/s/ S. Mark Nicholls
S. Mark Nicholls Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1*
Services Agreement by and between Integrated Distribution and Logistics Direct, LLC and Mannatech, Incorporated, dated July 2, 2012. (Portions of this exhibit were omitted pursuant to a confidential treatment request submitted pursuant to Rule 24b-2 of the Exchange Act.)

10.2*
Sublease by and between Integrated Distribution and Logistics Direct, LLC and Mannatech, Incorporated, dated July 2, 2012. (Portions of this exhibit were omitted pursuant to a confidential treatment request submitted pursuant to Rule 24b-2 of the Exchange Act.)

            *Filed herewith.